Exhibit 99.2

First Western Financial, Inc. The First, Western-Based Private Trust Bank Second Quarter 2019 Financial Results

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Overview of 2Q19 Key Operating Trends Record Operating Earnings Continued Balance Sheet Growth ▪ Strong loan production partially offset by elevated payoffs ▪ Average loans up 16.0% annualized from 1Q19 ▪ Gross loans increased at 3.5% annualized rate in 2Q19 and 11.5% year-over-year ▪ Deposits increased at 11.1% annualized rate in 2Q19 and 19.1% year-over-year ▪ Record quarter of mortgage activity and profitability ▪ Announced agreement for sale of LA-based fixed income team, expansion into Vail ▪ Authorization of share repurchase program Enhancing Shareholder Value ▪ Efficiency ratio improved from 83.2% in 1Q19 to 78.2% in 2Q19 ▪ Net interest margin increases as new deposit inflows are redeployed ▪ Significant reduction in substandard assets 3 ▪ Net income available to common shareholders of $1.4 million, or $0.18 EPS ▪ Adjusted net income available to common shareholders(1) of $2.6 million ▪ Adjusted EPS(1) of $0.33, increased 312.5% from 2Q18 and 57.1% from 1Q19 (1) Excluding goodwill impairment, see Non-GAAP reconciliation

$0.18 $0.15 $0.08 $0.19 $0.22 $0.21 $0.33 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 EPS Adjustment for Goodwill Impairment Net Income Available to Common Shareholders and Earnings per Share 4 Net Income Available to Common Shareholders ▪ Higher revenue, well controlled expenses driving earnings improvement ▪ Continued improvement in operating leverage and efficiency ratio ▪ Adjusted(1) earnings per share increased 57.1% from 1Q19 ▪ Adjusted(1) earnings per share increased 312.5% from 2Q18 Earnings per Share (in thousands) $1,404 $1,182 $486 $1,434 $1,724 $1,627 $2,586 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Net Income Adjustment for Goodwill Impairment (1) See Non-GAAP reconciliation (1) (1)

$862 $880 $893 $929 $966 $950 $974 2Q18 3Q18 4Q18 1Q19 2Q19 1Q19 2Q19 HFI HFS Average Period End Loan Portfolio 5 Loan Portfolio Composition(1) ▪ Average loans up 16.0% annualized from 1Q19, gross loans up 11.5% year-over-year ▪ Reduced substandard loans by $13.5 million in quarter ▪ Total new HFI loan production of $52.6 million in 2Q19 vs $63.8 million in 1Q19 and $41.9 million in 2Q18 ▪ Payoffs/paydowns, net of draws, increased to $44.7 million in 2Q19 vs $24.5 million in 1Q19 (in thousands, as of quarter-end) Total Loans(1) (in millions) (1) Excludes deferred costs, net 2Q 2018 1Q 2019 2Q 2019 Cash, Securities and Other $135,393 $130,641 $149,503 Construction and Development 35,760 37,128 40,826 1 - 4 Family Residential 307,794 360,607 373,836 Non-Owner Occupied CRE 164,438 172,014 152,664 Owner Occupied CRE 98,393 108,873 112,660 Commercial and Industrial 99,711 120,602 108,516 Gross Loans $841,489 $929,865 $938,005 Mortgage loans held for sale 35,064 19,778 36,289 Total Loans $876,553 $949,643 $974,294

$838 $862 $880 $981 $967 $978 $1,005 2Q18 3Q18 4Q18 1Q19 2Q19 1Q19 2Q19 Average Period End Total Deposits 6 Deposit Portfolio Composition ▪ Total deposits increased $27.1 million from 1Q19, annualized growth of 11.1% and 19.1% year-over-year ▪ Strongest growth in negotiable order of withdrawal (NOW) deposit accounts driven by addition of new HNW clients ▪ Average deposits down slightly due to seasonal factors 2Q 2018 1Q 2019 2Q 2019 Money market deposit accounts $394,759 $513,328 $508,263 Time deposits 166,670 176,312 176,128 NOW 68,742 59,464 88,687 Savings accounts 1,346 2,513 2,833 Noninterest-bearing accounts 212,225 226,484 229,266 Total Deposits $843,742 $978,101 $1,005,177 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management ▪ Total assets under management increased $188 million from 1Q19 ▪ New accounts provided $161.5 million in new assets and contributions added $95.7 million in Q2 2019 $5,416 $5,626 $5,235 $5,781 $5,968 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 7

Non-interest Income $8,586 Net Interest Income $7,960 48.1% 51.9% Gross Revenue 8 (1) See Non-GAAP reconciliation Q2 2019 Gross Revenue(1) ▪ Gross revenue increased 10.7% from prior quarter and 14.4% from 2Q18 ▪ Strong recovery in mortgage activity drove increase in non-interest income from prior quarter Gross Revenue(1) ($millions) Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Wealth Management Capital Management Mortgage $14.5 $14.4 $14.3 $14.9 $16.5

Net Interest Income & Net Interest Margin 9 Net Interest Income ▪ Net interest income consistent with prior quarter, up 5.1% from 2Q18 ▪ Net interest margin increased to 3.10% ▪ Liquidity resulting from strong inflows of deposits in past few quarters being redeployed into higher yielding assets Net Interest Margin 3.29% 3.29% 3.29% 3.03% 3.10% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $7,577 $7,788 $7,899 $7,971 $7,960 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 (in thousands)

Non-Interest Income 10 Total Non-Interest Income ▪ Total non-interest income increased by 23.1% due to higher gains on mortgage loans sold ▪ $138.3 million in mortgage loans sold in 2Q19 compared to $67.1 million sold in 1Q19 ▪ Trust and investment management fees consistent with prior quarter Trust & Investment Management Fees $6,892 $6,638 $6,351 $6,976 $8,586 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Trust and Investment Management Fees Net Gain on Mortgage Loans Sold Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance (in thousands) (in thousands) $4,689 $4,770 $4,752 $4,670 $4,693 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense ▪ Efficiency ratio(1) improved to 78.2% ▪ Total non-interest expense increased 16.3% from 1Q19, primarily due to a $1.6 million charge related to revaluation of the Capital Management segment goodwill triggered by pending asset sale ▪ Excluding goodwill charge, non-interest expense slightly increased due to higher legal and other professional fees partially related to the pending sale of the LA-based fixed income team Operating Efficiency Ratio(1) 88.8% 83.0% 80.6% 83.2% 78.2% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $13,087 $1,572 $13,084 $12,176 $11,649 $12,602 $14,659 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Non-Interest Expense Goodwill Impairment (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets ▪ Total NPAs declined from prior quarter due to paydowns ▪ Loss experience continues to be extremely low ▪ Small provision reversal for Q2 2019 primarily driven by improvement in credit quality Net Charge-Offs/Average Loans 0.0% 0.0% 0.0% 0.0% 0.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 0.35% 1.81% 1.82% 1.69% 1.13% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019

Agreement to sell LA-Based Fixed Income team 13 ▪ Announced agreement for sale of LA-based fixed income team, a component of the Capital Management segment ➢ Expected to close in 3Q19 ➢ Consistent with strategic refocus on Wealth Management segment ➢ Related goodwill impairment charge of $1.6M recorded in 2Q19 ➢ Forecasted increase in tangible book value at closing ➢ Approximately $300M reduction in AUM upon close of the transaction ➢ Neutral to positive ongoing earnings impact expected

Outlook 14 ▪ Business development platform expected to continue to gain traction and drive further increases in gross revenue ▪ Operating improvements expected to be as strong as the first half of 2019 ▪ Mortgage activity expected to remain strong ▪ Continued improvement in operating efficiencies despite further investment in revenue generating positions ▪ Expansion into Vail Valley market enhances new business development opportunities ▪ Share repurchase program supports attractive investment opportunity

Appendix

16 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Non-interest expense $13,084 $12,176 $11,649 $12,602 $14,659 Less: Amortization Less: Goodwill impairment 230 - 208 - 163 - 173 - 142 1,572 Adjusted non-interest expense $12,854 $11,968 $11,486 $12,429 $12,945 Net interest income $7,577 $7,788 $7,899 $7,971 $7,960 Non-interest income 6,892 6,638 6,351 6,976 8,586 Total income(1) $14,469 $14,426 $14,250 $14,947 $16,546 Efficiency ratio 88.8% 83.0% 80.6% 83.2% 78.2% (1) Total income equals gross revenue as no net gain (loss) on sale of securities occurred during the periods presented.

17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Total income before non-interest expense $12,257 $12,383 $12,289 $12,509 $12,550 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss - 18 349 194 (78) Gross revenue $12,257 $12,401 $12,638 $12,703 $12,472 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Total income before non-interest expense $845 $850 $794 $765 $798 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $845 $850 $794 $765 $798 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Total income before non-interest expense $1,367 $1,175 $818 $1,479 $3,276 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $1,367 $1,175 $818 $1,479 $3,276 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Total income before non-interest expense $14,469 $14,408 $13,901 $14,753 $16,624 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss - 18 349 194 (78) Gross revenue $14,469 $14,426 $14,250 $14,947 $16,546

18 Non-GAAP Reconciliation Impact of Goodwill impairment – Net income available to common shareholder For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 Net income available to common shareholders $1,404 Plus: Goodwill impairment including tax Impact 1,182 Adjusted net income to common shareholders $2,586 Impact of Goodwill impairment – Earnings Per Share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 Earnings per share $0.18 Plus: Goodwill impairment including tax impact 0.15 Adjusted earnings per share $0.33